Exhibit 99.1

                          ANTHRACITE CAPITAL, INC.

                      4,400,000 Shares of Common Stock

                           UNDERWRITING AGREEMENT



                                                           November 1, 2001


UBS Warburg LLC,
Friedman, Billings, Ramsey & Co., Inc.,
ABN AMRO Rothschild LLC,
as Underwriters
      c/o UBS Warburg LLC,
          299 Park Avenue,
              New York, NY 10171-0026.



Ladies and Gentlemen:

         Anthracite Capital, Inc., a Maryland corporation that has elected to be taxed as a real estate investment trust (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A hereto (the "Underwriters") an aggregate of 4,400,000 shares (the "Initial Shares") of common stock, $.001 par value (the "Common Stock"), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the several Underwriters the option described in
Section 1(b) hereof to purchase, all or any part of 660,000 additional shares of Common Stock (the "Optional Shares"). The Initial Shares and the Optional Shares are hereinafter collectively referred to as the "Shares." The Shares are described in the Prospectus referred to below.

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-69848) including a prospectus, relating to the Shares, which incorporates by reference documents which the Company has filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act"). The Company has prepared a prospectus supplement (the "Prospectus Supplement"), including the prospectus included in the registration statement referred to above and the documents incorporated by reference therein, setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses, containing the prospectus included in the registration statement, as supplemented by a preliminary Prospectus Supplement and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement referred to above, as amended when it became effective, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, are herein called the "Registration Statement", and the prospectus, including all documents incorporated therein by reference, included in the Registration Statement, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), is herein called the "Prospectus". Any reference herein to the Registration Statement, the Prospectus, any Preliminary Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend", "amendment", or "supplement" with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement or Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         The Company and the several Underwriters agree as follows:

1.       Sale and Purchase.

         (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $9.01, the Company agrees to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the respective numbers of shares of the Initial Shares set forth opposite the names of the Underwriters in Schedule A hereto. The Company is advised by the Underwriters that the Underwriters intend (i) to make a public offering of their respective portions of the Initial Shares as soon after the date of this Agreement as in their judgment is advisable and (ii) to initially offer the Initial Shares upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

         (b) Optional Shares. In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Initial Shares to be purchased by each of them (subject to such adjustment as you shall determine to avoid fractional shares), all or a portion of the Optional Shares as may be necessary to cover over-allotments made in connection with the offering of the Initial Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Initial Shares. This option may be exercised by you on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Optional Shares as to which the option is being exercised, and the date and time when Optional Shares are to be delivered (such date and time being herein referred to as the "Date of Delivery"); provided, however, that the additional time of purchase shall not be earlier than the Closing Time (as herein defined nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading. The number of Optional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Initial Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Initial Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

2.       Payment and Delivery.

         (a) Initial Shares. The Initial Shares to be purchased by the Underwriters hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriters may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Underwriters, including, at the option of the Underwriters, through the facilities of The Depository Trust Company ("DTC") for the accounts of the several Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Underwriters by the Company upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging at least twenty-four hours prior to the Closing Time (as defined below) with respect thereto at the office of Sullivan & Cromwell, 125 Broad Street, New York, New York 10019 or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on November 7, 2001 or on such other time and date as the Company and the Underwriters may agree upon in writing. The time at which such payment and delivery are actually made is hereinafter called the "Closing Time".

         (b) Optional Shares. Any Optional Shares to be purchased by the Underwriters hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriters may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Underwriters, including, at the option of the Underwriters, through the facilities of DTC for the account of the several Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Underwriters by the Company. The Company will cause the certificates representing the Optional Shares to be made available for checking and packaging at least twenty-four hours prior to the Date of Delivery with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Underwriters in the notice given by the Underwriters to the Company of the Underwriters' election to purchase such Optional Shares or on such other time and date as the Company and the Underwriters may agree upon in writing.

3.       Representations and Warranties of the Company.

         The Company represents and warrants to the several Underwriters, on and as of (i) the date hereof, (ii) the Closing Time, and (iii) the Date of Delivery:

         (a) each of the Company, each subsidiary of the Company set forth on Schedule I hereto (each a "Subsidiary" and, collectively, the "Subsidiaries") and BlackRock Financial Management, Inc. (the "Manager") has been duly organized or incorporated, as the case may be, and is validly existing as a limited liability company or corporation, as the case may be, and in good standing under the laws organized or of its respective jurisdiction of organization or incorporation with all requisite corporate power and authority to own, lease and operate its respective properties and to conduct its respective business as conducted and as proposed to be conducted as described in the Registration Statement and Prospectus and, in the case of the Company, to authorize, execute and deliver this Agreement and to consummate the transactions contemplated hereby;

         (b) the Company and the Subsidiaries are duly qualified or registered to transact business in each jurisdiction in which they conduct their respective businesses as conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus and in which the failure, individually or in the aggregate, to be so qualified or registered could reasonably be expected to have a material adverse effect on the assets, operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; and the Company and the Subsidiaries are in good standing in each jurisdiction in which they own or lease real property or maintain an office or in which the nature or conduct of their respective businesses as now conducted or proposed to be conducted as described in the Registration Statement and the Prospectus requires such qualification, except where the failure to be in good standing could be reasonably expected to not have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole;

         (c) the Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments;

         (d) neither the Company nor any of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective charter or bylaws, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults that could be reasonably expected to have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, and the issuance, sale and delivery by the Company of the Shares, the execution, delivery and performance of this Agreement by the Company, and consummation of the transactions contemplated hereby will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the charter or bylaws of the Company, any of the Subsidiaries or the Manager, (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company, any of the Subsidiaries or the Manager is a party or by which any of them or their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Manager, the Company or any of the Subsidiaries, except in the case of clause (ii) for such breaches or defaults which, could be reasonably expected not to have a material adverse effect, with respect to the Company or the Subsidiary on the assets, operations, business or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries or, with respect to the Manager, would not have a material adverse effect on the ability of the Manager to perform its obligations under the Management Agreement between the Manager and the Company dated March 27, 1998, as amended on January 1, 1999 and May 5, 2000 (the "Management Agreement");

         (e) the Company has full legal right, power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Company and each is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

         (f) the Manager has full legal right, power and authority to perform the Management Agreement and to consummate the transactions contemplated therein; the Management Agreement has been duly authorized, executed and delivered by the Manager and constitutes a valid and binding agreement of the Manager, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity;

         (g) the issuance and sale of the Shares to the several Underwriters hereunder have been duly authorized by the Company; when issued and delivered against payment therefor as provided in this Agreement, the Shares will be validly issued, fully paid and non-assessable and the issuance of the Shares will not be subject to any preemptive or similar rights; except as contemplated herein, no person or entity holds a right to require or participate in the registration under the Securities Act of the Shares pursuant to the Registration Statement; no person or entity has a right of participation or first refusal with respect to the sale of the Shares by the Company; except as set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person or entity granting such person or entity the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement; the form of certificates evidencing the Shares complies with all applicable legal requirements and, in all material respects, with all applicable requirements of the charter and bylaws of the Company and the requirements of the New York Stock Exchange;

         (h) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with (i) the execution, delivery and performance by the Company of this Agreement, the consummation of the transaction contemplated hereby, (ii) the performance by the Manager of the Management Agreement or the consummation of the transactions contemplated thereby, or (iii) the sale and delivery of the Shares, other than (w) such as have been obtained, or will have been obtained on the Closing Time or the Date of Delivery, as the case may be, under the Securities Act or the Exchange Act, (x) such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange, (y) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, and (z) any approvals required by the National Association of Securities Dealers, Inc.;

         (i) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons required in order to conduct their respective businesses as described in the Registration Statement and Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could reasonably be expected to not have, individually or in the aggregate, a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, the effect of which could reasonably be expected to be material and adverse to the assets, operations, business or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

         (j) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and the Company has complied with any request on the part of the Commission for additional information;

         (k) the Company and the transactions contemplated by this Agreement meet the requirements and conditions for using a registration statement on Form S-3 under the Securities Act, set forth in the General Instructions to Form S-3; the Registration Statement complies, and the Prospectus and any further amendments or supplements thereto will comply, when they have become effective or are filed with the Commission, as the case may be, in all material respects with the requirements of the Securities Act and, in each case, present, or will present, fairly the information required to be shown; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by the Underwriters to the Company expressly for use in the Registration Statement or the Prospectus;

         (l) each document incorporated by reference in the Prospectus, when it became effective or was filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (m) the Prospectus in paper format delivered to the Underwriters for use in connection with this offering will be identical in all material respects to the version of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

         (n) all legal or governmental proceedings, contracts or documents that are material and of a character required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus have been so filed, summarized or described as required;

         (o) there are no actions, suits, proceedings, inquiries or investigations pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity is subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could reasonably be expected to result in a judgment, decree, award or order having a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, or which could adversely affect the consummation of the transactions contemplated by this Agreement in any material respect;

         (p) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the entity or entities presented therein as of the dates indicated and the results of operations and changes in financial position and cash flows of the entity or entities presented therein for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus fairly present the information required to be shown therein; no other financial statements or schedules are required by Form S-3 or otherwise to be included in the Registration Statement or Prospectus; the unaudited pro forma financial information (including the related notes) included in the Prospectus complies as to form in all material respects to the applicable accounting requirements of the Securities Act, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; no other pro forma financial information is required to be included in the Registration Statement;

         (q) the Company has filed in a timely manner all reports required to be filed pursuant to sections 13, 14, 15(d) of the Exchange Act during the preceding twelve calendar months and if during such period the Company has relied on Rule 12b-25(b) under the Exchange Act ("Rule 12b-25(b)") with respect to a report or a portion of a report, that report or portion of a report has actually been filed within the time period prescribed by Rule 12b-25(b);

         (r) Deloitte & Touche, LLP, whose reports on the audited financial statements of the Company and the Subsidiaries are included as part of the Registration Statement and Prospectus or are incorporated by reference therein and any other accounting firm that has certified financial statements and delivered its reports with respect thereto, are and were during the periods covered by their reports independent public accountants as required by the Securities Act;

         (s) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (i) any material adverse change in the assets, operations, business or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any transaction, which is material to the Company and the Subsidiaries taken as a whole, planned or entered into by the Company or any of the Subsidiaries or (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole;

         (t) the authorized shares of Common Stock of the Company, including the Shares conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus; the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus under the heading "historical" under the caption "Capitalization"; immediately after the Closing Time, the Company will have an authorized, issued and outstanding capitalization as set forth in the Prospectus under the heading "as adjusted" under the caption "Capitalization" (subject to the Underwriters' option described in Section 1(b) hereof) and no shares of any other class of Common Shares or preferred stock will be issued and outstanding. All of the issued and outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable, and have been offered, sold and issued by the Company in compliance with all applicable laws (including, without limitation, federal and state securities laws) none of the issued shares of Common Stock of the Company have been issued in violation of any preemptive or similar rights granted by the Company;

         (u) all of the issued and outstanding membership interests of each Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable, and 95% thereof are owned of record and beneficially by the Company, and have been offered, sold and issued by the Subsidiaries in compliance with all applicable laws (including, but not limited to, federal and state securities laws); none of the issued shares of capital stock of the Subsidiaries have been issued in violation of any preemptive or similar rights;

         (v) the Common Stock is an "actively-traded security" excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule;

         (w) except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

         (x) each of the Company, the Subsidiaries, and each of their respective officers, directors and controlling persons has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (y) the Company (i) is not required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, and (ii) directly, or indirectly through one or more intermediaries, does not control any member firm of the National Association of Securities Dealers, Inc. (the "NASD");

         (z) the Company has not relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

         (aa) any certificate signed by any officer of the Company or any Subsidiary delivered to the Underwriters or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby;

         (bb) there are no statutes or regulations applicable to the Company or any of the Subsidiaries or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus which have not been so disclosed and properly described therein; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity;

         (cc) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company, the Subsidiaries or the Manager, on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus that is not so described;

         (dd) with such exceptions as could not reasonably be expected to have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

         (ee) the Company and each Subsidiary owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, and other intangible property rights (collectively, "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company or any Subsidiary;

         (ff) the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (gg) each of the Company and the Subsidiaries have filed on a timely basis all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which if, determined adversely to any such entity, could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of any such entity, respectively; all tax liabilities are adequately provided for on the respective books of such entities;

         (hh) neither the Company nor any of the Subsidiaries nor, to the best of the Company's knowledge, any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time; (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

         (ii) except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

         (jj) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

         (kk) neither the Company nor any of the Subsidiaries have any employees;

         (ll) (i) the Company is organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the Company qualified as a REIT for all taxable years prior to 2001, and (iii) the Company intends to qualify as a REIT for 2001 and subsequent years;

         (mm) the Shares have been approved for listing, upon official notice of issuance, on the New York Stock Exchange;

         (nn) in connection with this offering, the Company has not offered and will not offer shares of its Common Stock or any other securities convertible into or exchangeable or exercisable for shares of Common Stock in a manner in violation of the Securities Act; the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares, other than the Prospectus, Registration Statement and other materials permitted by the Securities Act;

         (oo) neither the Company nor any of the Subsidiaries is, or solely as a result of transactions contemplated hereby and the application of the proceeds from the sale of the Shares, will become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"); and

         (pp) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

4.       Certain Covenants of the Company.

         The Company hereby covenants and agrees with the several
Underwriters:

         (a) before amending or supplementing the Registration Statement or the Prospectus, during any period of time in which a Prospectus relating to the Shares is required to be delivered under the Securities Act, to furnish to the Underwriters a copy of each such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

         (i) to make no amendment or supplement to the Registration Statement or the Prospectus (except for required filings under the Exchange Act) which shall not have been furnished to the Underwriters with reasonable opportunity to review and comment thereon;

         (ii) to prepare, with respect to any Shares sold by the Company to the Underwriters pursuant to this Agreement, a Prospectus Supplement with respect to such Shares in a form previously approved by the Underwriters and to file such supplement pursuant to Rule 424(b) under the Securities Act not later than the close of business of the Commission on the second business day after the date on which such supplement is first used;

         (iii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and during such same period to advise the Underwriters, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, or the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus relating to the Shares, or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplementation of the Registration Statement or Prospectus or for additional information;

         (iv) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal; and

         (v) to advise the Underwriters promptly of the receipt of any comments from or any request by the Commission for amendments or supplements to the Registration Statement or Prospectus;

         (b) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Underwriters may designate and to maintain such qualifications in effect as long as requested by the Underwriters for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise the Underwriters of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (c) to make available to the Underwriters, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be materially identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T; and for so long as this agreement is in effect, the Company will prepare and file promptly, subject to
Section 3(a) hereof, such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the Securities Act;

         (d) to furnish to you and upon request to each of the Underwriters, for a period of two years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports publicly filed by the Company with the Commission, the NASD, the New York Stock Exchange or any securities exchange and (iii) as soon as available, such other information as the Underwriters may reasonably request regarding the Company and its Subsidiaries, including, without limitation, information to enable the Underwriters to update from time to time, as it deems necessary or appropriate, the Underwriters' due diligence investigation of the Company and its Subsidiaries;

         (e) to advise the Underwriters promptly during any period of time in which a Prospectus relating to the Shares is required to be delivered under the Securities Act (i) of any material change in the Company's assets, operations, business or condition (financial or otherwise) or (ii) of the happening of any event which would require the making of any change in the Prospectus then being used so that the Prospectus would not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) if it is necessary at any time to amend or supplement the Prospectus to comply with any law, and, during such time, promptly to prepare and furnish, at the Company's expense, to the Underwriters copies of the proposed amendments or supplements to the Prospectus before filing any such amendment or supplement with the Commission, and thereafter promptly to furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Underwriters may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will (i) reflect such change, or (ii) not, in the light of the circumstances when it is so delivered, be misleading, or (iii) comply with applicable securities laws;

         (f) to furnish promptly to the Underwriters a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith and documents incorporated by reference therein) and such number of conformed copies of the foregoing as the Underwriters may reasonably request;

         (g) to apply the net proceeds of the sale of the Shares substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus;

         (h) to use its best efforts to effect and maintain the listing of the Shares on the New York Stock Exchange and to file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities that are listed on the New York Stock Exchange;

         (i) not to sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock without the prior written consent of UBS Warburg LLC for a period of 90 days after the Closing Time, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement and except for (i) issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, and (ii) shares of Common Stock sold pursuant to any employee or director stock option or benefits plan or dividend reinvestment and stock purchase plan of the Company;

         (j) shall not, and shall use its best efforts to cause its officers, directors and affiliates not to, prior to the earlier of the expiration or the exercise by the Underwriters of the option granted to the Underwriters by the Company in Section 1(b) of this Agreement, (i) take, directly or indirectly prior to termination of this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which could be reasonably likely to cause or result in, or which could be reasonably likely to in the future to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares other than pursuant to this Agreement or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

         (k) to maintain, at the Company's expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for shares of its Common Stock;

         (l) to use its best efforts to continue to qualify as a REIT under the Code;

         (m) to comply with all of the provisions of any undertakings in the Registration Statement;

         (n) to conduct its affairs in such a manner so as to ensure that neither the Company nor any Subsidiary will be an "investment company" or an entity subject to regulation as an investment company within the meaning of the 1940 Act;

         (o) to maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (p) to use its best efforts to satisfy, or cause to be satisfied, the conditions set forth in Section 6 hereof on or in respect of the Closing Time and the Date of Delivery hereunder;

         (q) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

         (r) to make generally available to its security holders, and to deliver to the Underwriters, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than fifteen months after the end of the Company's current fiscal quarter;

         (s) to furnish to its stockholders within 120 days after the end of each fiscal year, for so long as the Company shall not be required to file annual and periodic reports with the Commission under the Exchange Act, audited financial statements (including a balance sheet and statements of income, stockholders' equity and of cash flow of the Company for such fiscal year), accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants; and

         (t) to furnish to the Underwriters, before filing with the Commission subsequent to the effective date of the Registration Statement and for so long as a prospectus is required to be delivered in connection with the offering or delivery of the Shares, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

5.       Payment of Expenses.

         (a) The Company agrees to pay (i) all costs and expenses incident to the performance of the Company's obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including, but not limited to, all fees and expenses of and filing with the Commission, the New York Stock Exchange and the NASD; (ii) all Blue Sky fees and expenses (in the United States), including filing fees and reasonable legal fees and disbursements of the Underwriters' Blue Sky counsel (for United States Blue Sky), (iii) fees and disbursements of counsel and accountants for the Company, (iv) printing and word-processing costs in connection with underwriting documents, the Agreement Among Underwriters, Blue Sky Memoranda, (v) costs and expenses of printing and delivery of a reasonable quantity of prospectuses as requested by the Underwriters, and (vi) the Company's road show costs and expenses.

         (b) If this Agreement shall be terminated by the Underwriters (other than pursuant to Section 8) or the Company for any reason permitted under this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (such as printing, facsimile, courier service, accommodations, travel and the reasonable fees and disbursements of Underwriters' counsel) reasonably incurred by the Underwriters in connection with this Agreement or the transactions contemplated herein.

6.       Conditions to the Underwriters' Obligations.

         The obligations of the several Underwriters hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company in all material respects on the date hereof, at the Closing Time and on the Date of Delivery, (ii) the performance by the Company of its obligations hereunder in all material respects, and (iii) the following further conditions:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriters.

         (b) The Company shall furnish to the Underwriters at the Closing Time and on the Date of Delivery an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, addressed to the Underwriters and dated the Closing Time and the Date of Delivery and in form and substance satisfactory to the Underwriters, opining as to the matters set forth in Exhibit A hereto.

         (c) The Company shall furnish to the Underwriters at the Closing Time and on the Date of Delivery an opinion of Miles & Stockbridge, P.C., special counsel for the Company, addressed to the Underwriters and dated the Closing Time and the Date of Delivery and in form and substance satisfactory to the Underwriters, covering matters of Maryland law and opining as to the matters set forth in Exhibit B hereto.

         (d) The Underwriters shall have received from Deloitte & Touche LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and the Date of Delivery addressed to the Underwriters and in form and substance satisfactory to the Underwriters.

         (e) The Underwriters shall have received the favorable opinion of Sullivan & Cromwell, counsel for the Underwriters, dated the Closing Time and the Date of Delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters.

         (f) The Company shall furnish at the Closing Time evidence reasonably satisfactory to the Underwriters and their counsel that the Registration Statement shall have become effective.

         (g) No amendment or supplement to the Registration Statement or Prospectus, including documents incorporated by reference therein, shall have been filed to which the Underwriters shall have objected in writing.

         (h) Prior to the date of this Agreement, the Closing Time and the Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, and no order directed at any document incorporated by reference therein and no order preventing or suspending the use of any Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (i) At the Closing Time, the NASD shall not have raised any objections with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (j) At the Closing Time, the Shares shall have been approved for listing on the New York Stock Exchange.

         (k) At the Closing Time and the Date of Delivery, the Company will deliver to the Underwriters a certificate of two principal executive officers of the Company certifying to the matters set forth in Exhibit C.

         (l) At the Closing Time and the Date of Delivery the Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statement of the Company contained herein, and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the date of this Agreement as the Underwriters may reasonably request.

         (m) At the Closing Time and each Date of Delivery the Manager shall have furnished the Underwriters such documents and certificates as of the date of this Agreement as the Underwriters may reasonably request, including the certificate attached as Exhibit D hereto (the "Manager's Representation Letter").

         (n) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time or the Date of Delivery, as the case may be, shall have been made within the applicable time period prescribed for such filing by such Rule.

         (o) At the Closing time, the Underwriters shall have received Lock-Up Agreements in the form set forth on Exhibit E hereto from each person listed on Schedule II hereto.

         (p) Between the time of execution of this Agreement and the Closing Time or the Date of Delivery there shall not have occurred any downgrading, or any notice or announcement shall have been given or made of
(i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act.

         (q) The Company shall perform such of its obligations under this Agreement as are to be performed by the terms hereof at or before the Closing Time or the Date of Delivery.

         The obligations of the several Underwriters to purchase Optional Shares hereunder are subject to the delivery to the Underwriters on the Date of Delivery of such documents as the Underwriters may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Optional Shares and other matters related to the issuance of the Optional Shares.

7.       Effective Date of Agreement; Termination.

         This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination at any time in the absolute discretion of you or any group of the Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Initial Shares, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement or incorporated therein by reference, any material adverse change, or any development involving a prospective material adverse change, in or affecting the assets, operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (iii) if there has occurred outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in your judgment or the judgment of such group of Underwriters, impracticable to market or deliver the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the New York Stock Exchange or if trading generally on the New York Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (v) if there has been any downgrading in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion or the reasonable opinion of such group of Underwriters has a material adverse affect or will have a material adverse affect on the assets, operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, or (vii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion or the reasonable opinion of such group of Underwriters has a material adverse effect on the securities markets in the United States, and in the case of any of the events specified in clauses (i) through (vii), such event, singly or together with any other such events, makes it, in the judgment of the Underwriters, impracticable or inadvisable to market or deliver the Shares on the terms and in the manner contemplated in the Prospectus.

         If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Company shall be notified promptly by telephone, which notice shall be promptly confirmed by facsimile.

         If the sale to the several Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.       Increase in Underwriters' Commitments.

         Subject to Sections 6 and 7, if any Underwriter shall default in its obligation to take up and pay for the Initial Shares to be purchased by it hereunder (otherwise than for reasons sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Initial Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Initial Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the number of Initial Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Initial Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as the Underwriters may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Initial Shares set opposite the names of such non-defaulting Underwriters in Schedule A hereto.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Initial Shares hereunder unless all of the Initial Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

         If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9.       Indemnity and Contribution by the Company and the Underwriters.

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, it's partners, directors and officers and any person who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all the foregoing persons from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein, not misleading, except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus, provided, however, that the indemnity agreement contained in this Section 9(a) with respect to the Prospectus shall not inure to the benefit of an Underwriter (or to the benefit of any person controlling the Underwriter) with respect to any person asserting any such loss, expense, liability, damage or claim which is the subject thereof if the Prospectus or any supplement thereto prepared with the consent of the underwriter and furnished to the Underwriter a reasonable time prior to the furnishing of written confirmation of the sale of Shares to such person corrected any such alleged untrue statement or omission and if the Underwriter failed to send or give a copy of the Prospectus or supplement thereto to such person at or prior to the written confirmation of the sale of Shares to such person, unless the failure is the result of noncompliance by the Company with paragraph (e) of Section 4 hereof.

         If any action, suit or proceeding (each, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the preceding paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have employed counsel to have charge of the defense of such Proceeding within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or which counsel to such Underwriter believes may present a conflict for counsel representing the Company and such Underwriter (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys in any one Proceeding or series of related Proceedings in the same jurisdiction (other than local counsel in such jurisdiction) representing the indemnified parties who are parties to such Proceeding). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such Proceeding effected without its written consent, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless such Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if
(i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request before the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, its partners, directors and officers, the officers that signed the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the successors and assigns of all the foregoing persons from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by the Underwriters to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in the Registration Statement or Prospectus or necessary to make such information not misleading.

         If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of expenses, provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any such person or otherwise. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties but such Underwriter may employ counsel and participate in the defense thereof by the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate firm of attorneys in any one Proceeding or series of related Proceedings in the same jurisdiction (other than local counsel or such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time any indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request before the date of such settlement and (iii) such indemnified party shall have the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnify could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liabilities or claims that are the subject matter of such Proceeding.

         (c) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

         (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of damages that it has been required to pay by reason of such untrue or alleged untrue statement, or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations under this Section 9 to contribute are several in proportion to their respective underwriting obligations and not joint.

10.      Survival.

         The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its directors or officers, or any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11.      Notices.

         All notices hereunder shall be in writing and delivered by hand, overnight courier, mail or facsimile, and if to the Underwriters, shall be sufficient in all respects if delivered to UBS Warburg LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention: Syndicate Department, and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 345 Park Avenue, 29th floor, New York, NY 10154, Attention: Richard Shea.

12.      Governing Law; Consent to Jurisdiction; Headings.

         This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriters or any indemnified party. Each of the Underwriters and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

         The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13.      Parties in Interest.

         The Agreement herein set forth has been and is made solely for the benefit of the several Underwriters, the Company and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any Underwriter) shall acquire or have any right under or by virtue of this Agreement.

14.      Counterparts and Facsimile Signatures.

         This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

15.      Miscellaneous.

         UBS Warburg LLC, as an Underwriter, represents and warrants to the Company that:

         (a) it is an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG; because UBS Warburg LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities; securities sold, offered or recommended by UBS Warburg LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency of UBS AG, and are not otherwise an obligation or responsibility of a branch or agency of UBS AG;

         (b) a lending affiliate of UBS Warburg LLC may have lending relationships with issuers of securities underwritten or privately placed by UBS Warburg LLC; to the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS Warburg LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS Warburg LLC; and

         (c) UBS Warburg LLC and one or more of its affiliates may make markets in the Common Stock or other securities of the Company, in connection with which they may buy and sell, as agent or principal, for long or short account, shares of Common Stock or other securities of the Company, at the same time that UBS Warburg LLC is acting as an Underwriter pursuant to this Agreement.

         If the foregoing correctly sets forth the understanding among the Company and the several Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the several Underwriters.

                                          Very truly yours,

                                          ANTHRACITE CAPITAL, INC.


                                          By:  /s/Richard Shea
                                               _______________________________
                                                Richard Shea
                                                Chief Financial Officer and
                                                Chief Operating Officer




Accepted and agreed to as of the
date first above written, on behalf
of itself and the several Underwriters
named in Schedule A hereto:

UBS WARBURG LLC
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
ABN AMRO ROTHSCHILD LLC


By:  /s/Jonathan P. Dever
     _______________________
         Jonathan P. Dever
         Director


By:  /s/William Nook
     _______________________
         William Nook
         Associate Director


                                 Schedule A


                                                             Number of
               Underwriter                                 Initial Shares
               -----------                                 --------------

        UBS Warburg LLC                                         2,042,500

        Friedman, Billings,                                     1,225,500
          Ramsey & Co., Inc.

        ABN Amro Rothschild LLC                                   817,000

        A.G. Edwards & Sons, Inc.                                  75,000

        Legg Mason Wood Walker,
          Incorporated                                             75,000

        First Union Securities, Inc.                               75,000

        Flagstone Securities, LLC                                  30,000

        Hilliard Lyons Inc.                                        30,000

        Jolson Merchant Partners                                   30,000
                                                                ----------
                                                                4,400,000



                                 Schedule I

                        Subsidiaries of the Company

Anthracite Funding, LLC

Anthracite Funding ML, LLC


                                Schedule II

                             Lock-Up Agreements

Hugh Frater
Richard Shea
Chris Milner
Mark Warner
Dan Sefcik
Alex Zabik
Robert Friedberg
David M. Applegate
Donald G. Drapkin
Laurence D. Fink
Carl F. Geuther
Jeffrey C. Keil
Leon T. Kendall
Andrew P. Rifkin
Kendrick R. Wilson III


                                                                  Exhibit A

                     Opinion of Counsel for the Company



(i) The Company is authorized to do business as a foreign corporation under the laws of the State of New York.

(ii) Anthracite Funding ML, LLC has been duly formed and is in good standing under the laws of the State of Delaware.

(iii) Anthracite Funding ML, LLC has been duly formed and is in good standing under the laws of the State of Delaware.

(iv) The execution and delivery by the Company of the Underwriting Agreement and the performance by the Company of its obligations thereunder, the compliance by the Company with the provisions thereof, and the consummation by the Company of the transactions contemplated thereby, do not (A) constitute a violation of or a default under any Applicable Contract, (B) result in the creation of any lien or encumbrance upon any of the property of the Company pursuant to any Applicable Contract (except that with respect to the foregoing clauses (A) and (B), we do not express an opinion as to any covenant, restriction or provision of any Applicable Contract with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company), or (C) contravene any provision of any Applicable Law or any Applicable Order.

(v) The Company is not and solely giving effect to the application of the proceeds as described under the caption "Use of Proceeds" in the Prospectus will not be required to be registered as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

(vi) The Registration Statement, at the time it became effective, and the Prospectus, as of the date of the Prospectus Supplement, excluding the documents incorporated by reference therein (the "Incorporated Documents"), appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules of and regulations promulgated thereunder, except that in each case we do not express any opinion as to the financial statements and schedules and other financial or statistical data included or incorporated by reference therein or excluded therefrom, or the exhibits thereto, and, we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus.

(vii) No Government Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Underwriting Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.

(viii) None of the actions, suits or proceedings, inquiries or investigations pending or threatened against the Company, Anthracite Funding ML, LLC or Anthracite Funding LLC, which are listed on Exhibit __, and identified to us by the Company, Anthracite Funding ML, LLC and Anthracite Funding, LLC as all of the actions, suits or proceedings, inquiries or investigations pending or threatened against the Company, Anthracite Funding ML, LLC and Anthracite Funding LLC or to which the properties, assets or rights of any such entity are subject, at law or in equity, before any federal state, local or foreign governmental or regulatory commission board, body, authority, arbitral panel or agency are required to be described in the Prospectus but are not so described.

(ix) Provided that the Company makes all elections and conforms with the procedural steps required for qualification and taxation as a real estate investment trust ("REIT"), beginning with its taxable year ending December 31, 2000, the Company has been organized in conformity with the requirements for qualification as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code. Insofar as the descriptions of the law contained in the Registration Statement under the caption "Federal Income Tax Consequences" purports to describe the federal income tax consequences to a holder of shares of Common Stock, the descriptions fairly summarize such consequences in all material respects. The Company's qualification and taxation as a REIT depends upon its ability to meet through actual annual operating results, certain requirements including requirements relating to distribution levels and diversity of stock ownership, and the various qualification tests imposed under the Code, the results of which will not be reviewed by us. Accordingly, no assurance can be given that the actual results of the Company's operation for any one taxable year will enable the Company to satisfy the requirements for qualification and taxation as a REIT under the Code.

         In addition, we have participated in conferences with officers and other representatives of the Company and the Manager, counsel for the Company, representatives of the independent accountants of the Company and you at which the contents of the Registration Statement and the Prospectus and related matters were discussed. We did not participate in the preparation of the Incorporated Documents but have, however, reviewed such documents and discussed the business and affairs of the Company with officers and other representatives of the Company. Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no opinion or belief with respect to the financial statements, schedules and other financial or statistical data included therein or incorporated by reference or excluded therefrom or the exhibits to the Registration Statement.

         Definitions:

         "Applicable Contracts" means those agreements or instruments set forth on Exhibit __ hereto.

         "Applicable Laws" mean the General Corporation law of the State of Delaware and those laws, rules and regulations of the State of New York and the federal laws of the United States of America, in each case, which, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (other than the United States federal securities laws, state and foreign securities or blue sky laws, antifraud laws and the rules and regulations of the National Association of Securities Dealers, Inc.), without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws.

         "Applicable Orders" means those judgments, orders or decrees of Governmental Authorities identified on Exhibit __ hereto.

         "Governmental Authorities" means any court, regulatory body, administrative agency or governmental body of the State of New York or the United States of America having jurisdiction over the Company under Applicable Laws.

         "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authorities required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration which may have become applicable as a result of the involvement of any other party (other than the Company) in the transactions contemplated by the Underwriting Agreement or because of such parties' legal or regulatory status or because of any other facts specifically pertaining to such parties.


                                                                  Exhibit B

                Opinion of Maryland Counsel for the Company


         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and to enter into the Underwriting Agreement and consummate the transactions contemplated in the Prospectus.

         (ii) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus, and the holders of the Shares will not be subject to personal liability by reason of being such holders; and the Shares have been duly and validly authorized by the Company for offer, sale, issuance and delivery pursuant to this Agreement and, when issued and delivered against payment therefor as provided herein will be duly and validly issued and fully paid and non-assessable.

         (iii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         (iv) The execution, delivery and performance of the Underwriting Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the charter or by-laws of the Company or under any Maryland statue to our knowledge, any order or any decree, judgment or order of a Maryland court applicable to the Company except that we express no opinion as to (a) the securities or blue sky laws of any jurisdiction or (b) the provisions relating to indemnification.

         (v) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Common Stock and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

         (vi) To our knowledge and except as otherwise provided below, the Company has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any Maryland state or local law required to conduct its business, as such is described in the Registration Statement, except to the extent that any failure to have any such authorizations, consents or approvals would not, individually or in the aggregate, have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company.




                                                                  Exhibit C



                                                           November 7, 2001


                           Officers' Certificate


1. The representations and warranties of the Company in the Underwriting Agreement, dated November 1, 2001 (the "Underwriting Agreement"), among Anthracite Capital, Inc., UBS Warburg LLC, Friedman, Billings, Ramsey & Co., Inc. and ABN AMRO Rothschild LLC, are true and correct as of the date hereof as though made on and as of this date.

2. The Company has performed all obligations and satisfied all conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement at or prior to the date hereof.

3. The Company's Registration Statement (File No. 333-69848) under the Securities Act of 1933 has become effective; no stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Securities and Exchange Commission; and all requests for additional information on the part of the Securities and Exchange Commission have been complied with.

4. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company or the Subsidiaries, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, or (iv) any material change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries; and neither the Company nor the Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.



                                           By:____________________________
                                           Name:
                                           Title:



                                           By:____________________________
                                           Name:
                                           Title:




                                                                  Exhibit D



                                                           November 7, 2001


                      Manager's Representation Letter


         The representations and warranties made on behalf of the BlackRock Financial Management, Inc. in the Underwriting Agreement dated November 1, 2001, among Anthracite Capital, Inc., UBS Warburg LLC, Friedman, Billings, Ramsey & Co., Inc. and ABN AMRO Rothschild LLC, are true and correct as of the date hereof as though made on and as of this date.



                                           By:____________________________
                                           Name:
                                           Title:



                                                                  Exhibit E



                         Form of Lock-up Agreement


UBS Warburg LLC
Friedman, Billings, Ramsey & Co., Inc.
ABN AMRO Rothschild LLC

c/o UBS Warburg LLC
Financial Institutions Group
299 Park Avenue
34th Floor
New York, NY 10171


         Re:  Anthracite Capital, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

         The undersigned is an owner of record or beneficially of certain shares of common stock, par value $.001 per share ("Common Stock"), of Anthracite Capital, Inc., a Maryland corporation (the "Company"), and understands that you propose to enter into an Underwriting Agreement as the several Underwriters named therein (collectively, the "Underwriters") with the Company, providing for a public offering by the Company of newly issued shares of Common Stock of the Company (the "Shares") pursuant to Registration Statements (File No. 333-75473 and File No. 333-69848) on Form S-3 filed with the Securities and Exchange Commission (the "SEC").

         In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus Supplement (as provided for in the Underwriting Agreement) covering the public offering of the Shares and continuing to and including the date 90 days after the date of such Prospectus Supplement, the undersigned will not sell, offer or agree to sell, contract to sell, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to the Common Stock, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares").

         The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if the Undersigned's Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned's Shares.

         The foregoing restriction shall not apply to options granted pursuant to employee benefit plans of the Company existing on the date of the final Prospectus Supplement, including, without limitation, the Company's 1998 Stock Option Plan, and the issuance of shares of Common Stock by the Company upon exercise of such outstanding options, provided, that, with respect to any such shares of Common Stock so issued, the undersigned agrees to be otherwise bound by the restrictions set forth in this Lock-Up Agreement. Notwithstanding the foregoing restriction, the undersigned may transfer the Undersigned's Shares with the prior written consent of UBS Warburg LLC on behalf of the Underwriters.

         This Lock-Up Agreement shall automatically terminate on the earliest of (i) November 26, 2001, in the event that an Underwriting Agreement has not been executed by the Company and UBS Warburg LLC on or prior to that date, (ii) the date that the Underwriting Agreement is terminated, in the event that the Underwriters do not purchase the Shares and the Underwriting Agreement is terminated pursuant to its terms, (iii) the date that the registration statement which relates to the public offering is withdrawn by the Company, and (iv) the date on which the Company and the Underwriters mutually agree not to proceed with the public offering. Whether or not the public offering actually occurs depends on a number of factors, including market conditions. Any public offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

         This Lock-Up Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York.

                                         Very truly yours,


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                                         Authorized Signature

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                                         Title